SUP-0101-1218

AB EQUITY FUNDS (“Equity Funds”)

- AB Global Core Equity Portfolio

- AB International Strategic Core Portfolio

- AB Sustainable Global Thematic Fund

Each of the funds listed above is hereinafter referred to as a “Fund” or, collectively, the “Funds”.

Supplement dated December 14, 2018 to the Equity Funds Prospectus dated October 31, 2018 (the “Prospectus”).

This Supplement should be read in conjunction with the Supplement dated November 27, 2018 to the Prospectus, concerning the joint meeting of shareholders held in connection with the proposal to approve new investment advisory agreements with AllianceBernstein L.P., the investment adviser to the Funds (the “Adviser”), which was required as a result of certain anticipated changes to the indirect ownership of the Adviser.

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Under “Management of the Funds — Investment Adviser,” insert the following after the last sentence of the third paragraph:

At the adjourned meeting reconvened on December 11, 2018, shareholders of each of the following Funds approved the new and future investment advisory agreements:

AB Global Core Equity Portfolio

AB International Strategic Core Portfolio

AB Sustainable Global Thematic Fund

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This Supplement should be read in conjunction with the Prospectus for the Funds.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0101-1218